                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): AUGUST 7, 2007

                                 ---------------

                           ASI TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                 ---------------

           NEVADA                      0-6428                   88-0105586
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)


  980 AMERICAN PACIFIC DRIVE, #111, HENDERSON, NV                  89014
      (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 734-1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 7, 2007, ASI Technology Corporation issued a press release announcing financial results for its third quarter ended June 30, 2007.

A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits.

Exhibit
Number        Description of Exhibit

99.1          Press Release Dated August 7, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ASI TECHNOLOGY CORPORATION

Date:  August 7, 2007                        /s/ Jerry E. Polis
                                             ------------------
                                             Jerry E. Polis
                                             Chairman


                                       2